UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
March 19, 2004

A.G. EDWARDS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08527	43-1288229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One North Jefferson Avenue,
St. Louis Missouri		63103
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 955-3000

Item 5.	Other Events

Filed herewith is an announcement of A.G. Edwards' sale of CPI Qualified Plan Consultants, Inc., a third-party administrator of qualified employee retirement plans and a wholly owned subsidiary of A.G. Edwards, Inc., as contained in a press release dated March 19, 2004.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	99 (i)	The sale of CPI Qualified Plan Consultants, Inc.'s press release dated March 19, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

A.G. Edwards, Inc.
Registrant

Date:	March 19, 2004	By:	/s/Douglas L. Kelly
Douglas L. Kelly
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99(i)	The sale of CPI Qualified Plan Consultants, Inc.'s press release dated March 19, 2004.